Supplement dated March 1, 2024
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI), each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated	SAI Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners Core Bond Fund (the Fund)	5/1/23	5/1/23
The portfolio manager information for J.P. Morgan Investment Management Inc. (JPMIM) under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Richard Figuly	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2016
J. Andrew Norelli	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2021
Lisa Coleman, CFA	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2021
Thomas Hauser, CFA	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2021
Kay Herr, CFA	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	June 2023
Priya Misra	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	March 2024
The rest of the section remains the same.
The portfolio manager information for JPMIM under the caption “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Richard Figuly	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2016
J. Andrew Norelli	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2021
Lisa Coleman, CFA	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2021
Thomas Hauser, CFA	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2021
Kay Herr, CFA	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	June 2023
Priya Misra	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	March 2024
Mr. Figuly joined JPMIM in 1993 and is a member of Global Fixed Income, Currency & Commodities (GFICC) team. Based in Columbus, Mr. Figuly is a portfolio manager for JPMIM’s U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios. Mr. Figuly began his investment career in 1994 and holds a B.S. in finance from Ohio State University.
Mr. Norelli joined JPMIM in 2012 and is a portfolio manager within the GFICC team, where he focuses on multi-asset class portfolios, asset allocation, macroeconomic strategy, and global market dynamics. Mr. Norelli began his investment career in 2003 and holds a Bachelor’s Degree in economics from Princeton University.
Ms. Coleman joined JPMIM in 2008 and is responsible for managing investment grade corporate credit investments. Ms. Coleman is the Global Head of Investment Grade Corporate Credit within the GFICC team. Ms. Coleman began her investment career in 1983 and holds a Master’s Degree in international banking and finance from the School of International and Public Affairs at Columbia University and a Bachelor’s Degree in economics from Trinity College.
Mr. Hauser joined JPMIM in 2004 and is responsible for managing high yield investments. Mr. Hauser is a senior portfolio manager for the GFICC Global High Yield team. In this role, he is responsible for managing high yield total return strategies and sub-advised mutual fund assets with an emphasis on the U.S. dollar high yield market. Mr. Hauser began his investment career in 1995 and holds a Bachelor’s Degree in finance from Miami (Ohio) University.
Ms. Herr joined JPMIM in 1999 and is the Head of Research within the GFICC team. Ms. Herr began her investment career in 1994 and holds a B.A. in economics from the University of Virginia and an M.B.A. with distinction from New York University Stern School of Business.
SUP7052-0002_(03/24)

Ms. Misra joined JPMIM in 2023 and is a member of the GFICC team, with a focus on assessing macroeconomic issues, interest rates and sector allocation themes. Prior to joining JPMIM, Ms. Misra was head of Global Rates Strategy at TD Securities, which she joined in 2015. Ms. Misra began her investment career in 2001 and holds a Bachelor’s Degree in economics from the Lady Sri Ram College, University of Delhi and a postgraduate diploma in management, majoring in finance, from the Indian Institute of Management, Bangalore, India.
The rest of the section remains the same.
The information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the JPMIM sleeve of the Fund is hereby superseded and replaced with the following:

		Other accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Information is as of December 31, 2022, unless otherwise noted
VP – Partners Core Bond Fund	JPMIM: Lisa Coleman	19 RICs 22 PIVs 19 other accounts	$24.30 billion $24.20 billion $23.73 billion	1 other account ($253.50 M)	JPMIM	JPMIM
	Richard Figuly	27 RICs 15 PIVs 18 other accounts	$67.02 billion $18.82 billion $4.45 billion	1 other account ($1.00 B)
	Thomas Hauser	17 RICs 15 PIVs 36 other accounts	$35.14 billion $22.43 billion $6.56 billion	1 RIC ($24.20 M)
	Kay Herr(g)	2 RICs 0 PIVs 0 other accounts	$21.1 billion $0 $0	None
	Priya Misra(h)	2 RICs 0 PIVs 31 other accounts	$1.4 billion $0 $11.42 billion	None
	Andrew Norelli	4 RICs 7 PIVs 1 other account	$25.87 billion $14.66 billion $749.60 million	None
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(g)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of May 31, 2023.
(h)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of January 31, 2024.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

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